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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) May 31, 2005
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01     Entry Into a Material Definitive Agreement.
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         On May 31, 2005, M2B Commerce Ltd.("M2B Commerce"), a British Virgin
Islands corporation and a wholly-owned subsidiary of Amaru, Inc., a Nevada corporation the "Company") entered into an agreement (the "Agreement") with a British Virgin Islands company (the "Licensor") to operate and conduct digit games in Cambodia; and to manage the digit games activities in Cambodia. In exchange for the licence to M2B Commerce to enable M2B Commerce to manage, operate and conduct digit games activities in Cambodia for a minimum period of eighteen (18) years, M2B Commerce agreed to pay a total of US$3.3 million. A payment of 50% of the purchase price was due at the time of signing of the Agreement and the balance is due within 30 days thereafter. In addition, Licensor is entitled to certain royalty fees under the terms of the Agreement. The term of the Agreement is eighteen (18) years commencing from June 1, 2005, with an option to extend for a further five (5) years or such other period as may be mutually agreed. Either Party may terminate the Agreement at any time by giving the other party six (6) months prior written notice.

         The amount of consideration to be paid by M2B Commerce under the terms of the Agreement was determined in arm's length negotiations among the parties thereto. Prior to entering into the Agreement, there were no material relationships between or among the M2B Commerce, the Company or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and the shareholders or their respective affiliates, on the other.




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                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 7, 2005                          AMARU, INC.


                                             By: /s/ Colin Binny
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                                                 Colin Binny
                                                 President